                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  March 18, 1997


                           CALGON CARBON CORPORATION
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            (Exact name of registrant as specified in its charter)





            Delaware                        0-15903               25-0530110
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)





P. O. Box 717, Pittsburgh, PA 15230-0717                         15230-0717
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(Address of principal executive offices)                         (Zip Code)





Registrant's telephone number, including area code:  (412) 787-6700
                                                     --------------





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Item 5.  Other Events
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         Forward-looking statements concerning targets, future growth and profitability, price increases, cost savings, broader product lines, enhanced competitive posture, acquisitions and general business strategies affecting Calgon Carbon Corporation may be provided in reports filed with the Securities and Exchange Commission, external documents and oral presentations. In order to take advantage of "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Calgon Carbon Corporation is filing the following cautionary language identifying important factors that could cause actual outcomes to differ materially from information set forth in forward-looking statements made by, or on behalf of Calgon Carbon Corporation and/or its representatives.


Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

         Forward-looking statements with respect to Calgon Carbon Corporation may include, but are not limited to comments about its targets, future growth and profitability, price increases, cost savings, broader product lines, enhanced competitive posture, acquisitions and general business strategies. The following discussion is intended to identify important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in forward-looking statements.




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Forward-Looking Statements
--------------------------

     The Company has established financial targets for the year 2000 as follows:

     .  Double sales revenue to $600 million.
     .  Grow net income at a faster rate than sales.
     .  Improve return on shareholders' equity to 15%.
     .  Maintain a conservative balance sheet.
     .  Increase dividends.

     The Company has also made statements regarding future growth and profitability, price increases, cost savings, broader product lines, enhanced competitive posture, acquisitions and general business strategies.


Risk Factors
------------

     Calgon Carbon Corporation's forward-looking statements are based on a series of projections and estimates regarding the economy and the businesses that affect the Company's operations in general and on key performance indicators which impact the Company.

     There are many factors that have a direct bearing on the Company's ability to attain these projections. The following are some of the factors that could cause results to be materially different than projections:

     .  Worldwide economy
     .  Competition


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     .  Worldwide environmental and drinking water regulations
     .  Weather conditions
     .  Customers' growth
     .  Productivity improvements at its locations
     .  New technologies that could affect the use of the Company's products

     Many of these aspects of the Company's business are discussed in the Company's Annual Report on Form 10K for the year ended December 31, 1996.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CALGON CARBON COPORATION
                               ------------------------
                                      (REGISTRANT)


Date: March 18, 1997           By /s/R. Scott Keefer
                                  ------------------------------
                                  R. Scott Keefer
                                  Sr. Vice President-Finance,
                                  Chief Financial Officer